As filed with the Securities and Exchange Commission on October 30, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22770

NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-9000

Robert Conti, Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: November 30

Date of reporting period: August 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of their first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

	August 31, 2013 (Unaudited)

Schedule of Investments MLP Income Fund Inc.

NUMBER OF SHARES		VALUE†

Master Limited Partnerships and Related Companies (119.8%)

Coal & Consumable Fuels (7.6%)
1,076,986	Alliance Holdings GP, L.P.	$66,170,020
239,086	Alliance Resource Partners, L.P.	17,998,394
		84,168,414
Gas Utilities (11.7%)
772,860	AmeriGas Partners, L.P.	32,846,550
2,130,000	Suburban Propane Partners, L.P.	97,554,000
		130,400,550
Leisure Facilities (4.7%)
1,240,800	Cedar Fair L.P.	52,671,960

Oil & Gas Storage & Transportation (95.8%)
3,042,699	Boardwalk Pipeline Partners, LP	91,463,532
343,623	Crestwood Midstream Partners LP	8,913,581
1,802,200	Enbridge Energy Partners, L.P.	53,741,604
2,008,900	Energy Transfer Equity, L.P.	129,232,537
779,700	Energy Transfer Partners, L.P.	39,975,219
360,000	Enterprise Products Partners L.P. ^	21,391,200
4,260,611	Inergy, L.P.	58,540,795
2,947,180	Inergy Midstream, L.P.	68,492,463
2,000,000	NGL Energy Partners LP +	59,800,000
28,700	NRG Yield, Inc.	799,582
996,636	NuStar GP Holdings, LLC	23,610,307
1,400,000	Oneok Inc.	72,016,000
1,000,000	PAA Natural Gas Storage, L.P.	22,470,000
2,127,737	PVR Partners, L.P.	49,384,776
4,799,900	Regency Energy Partners LP	129,741,297
760,000	Southcross Energy Partners, L.P. §	14,295,600
860,000	Spectra Energy Corp	28,474,600
650,000	Spectra Energy Partners, LP	27,092,000
15,800	Teekay Corporation	631,210
538,864	Teekay LNG Partners L.P.	22,675,397
2,056,202	Teekay Offshore Partners L.P.	65,325,537
1,400,000	Williams Companies, Inc.	50,736,000
540,000	Williams Partners L.P.	26,638,200
		1,065,441,437

Total Master Limited Partnerships and Related Companies (Cost $1,276,878,718)		1,332,682,361

Preferred Stocks (1.2%)

Oil & Gas Storage & Transportation (1.2%)
755,317	Southcross Energy Partners, L.P., Ser A *+ § (Cost $15,000,000)	13,391,770

Short-Term Investments (1.2%)

PRINCIPAL AMOUNT

U.S. Treasury Securities - Backed by the Full Faith and Credit of the U.S. Government (1.2%)
$13,000,000	United States Treasury Bill, Disc. Notes, 0.04%, due 9/26/13 (Cost $12,999,503)	12,999,831	#Ø

Total Investments (122.2%) (Cost $1,304,878,221)		1,359,073,962	##
Liabilities, less cash, receivable and other assets [(22.2%)]		(246,965,133)	ǂǂ±
Total Net Assets Applicable to Common Stockholders (100.0%)		$1,112,108,829

August 31, 2013 (Unaudited)

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman MLP Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships), exchange traded funds and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund’s investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

The value of Fund’s investment in equity securities of publicly traded companies acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will typically be valued based on the market value of the freely tradable security less an applicable discount. Inputs used generally include the duration of the restriction period and the discount on purchase date.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of August 31, 2013:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Master Limited Partnerships and Related Companies
Coal & Consumable Fuels	$84,168,414	$—	$—	$84,168,414
Gas Utilities	130,400,550	—	—	130,400,550
Leisure Facilities	52,671,960	—	—	52,671,960
Oil & Gas Storage & Transportation	1,005,641,437	59,800,000	—	1,065,441,437
Total Master Limited Partnerships and Related Companies	1,272,882,361	59,800,000	—	1,332,682,361
Preferred Stocks
Oil & Gas Storage & Transportation	—	13,391,770	—	13,391,770
Short-Term Investments	—	12,999,831	—	12,999,831
Total Investments	$1,272,882,361	$86,191,601	$—	$1,359,073,962

Liability Valuation Inputs
The following is a summary, categorized by Level, of inputs used to value the Fund’s derivatives as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Option Contracts	$(64,000)	$—	$—	$(64,000)

As of the period ending August 31, 2013, the Fund had no transfers from one level to another based on beginning of period market values as of March 28, 2013.

##
At August 31, 2013, the cost of investments for U.S. federal income tax purposes was $1,304,310,221.  Gross unrealized appreciation of investments was $84,393,224 and gross unrealized depreciation of investments was $29,629,483 resulting in net unrealized appreciation of $54,763,741 based on cost for U.S. federal income tax purposes.

⋕	At August 31, 2013, the Fund had outstanding put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Enterprise Products Partners L.P.	2,000	$57.50	September 2013	$(64,000)

At August 31, 2013, the Fund had pledged securities in the amount of $13,000,000 cover collateral requirements for put option contracts written.

^	All or a portion of the security represents cover for outstanding put option contracts written.

#	Interest rate represents discounted rate at time of purchase, not coupon rate.

*	Security distributions are paid in-kind.

+
Restricted security subject to restrictions on resale.  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are private placements and, unless registered under the 1933 Act or exempt from registration, may only be sold to qualified institutional investors.  These securities have been deemed by the investment manager to be illiquid.

At August 31, 2013, these securities amounted to approximately $73,191,770 or 6.6% of net assets for the Fund.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of August 31, 2013	Fair Value Percentage of Net Assets as of August 31, 2013
NGL Energy Partners LP	6/5/13	$54,600,000	5.11%	$59,800,000	5.4%
Southcross Energy Partners, L.P. Ser A	5/28/13	15,000,000	1.37%	13,391,770	1.2%
Total		$69,600,000		$73,191,770	6.6%

±	Written option transactions for Fund for the period ended August 31, 2013 were:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Enterprise Products Partners L.P., Put	2,000	$57.50	September 2013	$(64,000)

At August 31, 2013, the Fund had deposited $12,999,831 in a segregated account to cover requirements on put options written.

Ø	All or a portion of this security is segregated in connection with obligations for put options written.

§	Affiliated issuer.

Investments in Affiliates(1):

	Balance of Shares Held March 28, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2013	Value August 31, 2013	Income from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Southcross Energy Partners, L.P.	–	760,000	–	760,000	$ 14,295,600	$568,000	$ –
Southcross Energy Partners, L.P. Series A Preferred	–	755,317	–	755,317	13,391,770	–	–
Total					$ 27,687,370	$568,000	$ –

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940 as amended.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman MLP Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	October 30, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date:	October 30, 2013